EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                   TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                    SEPTEMBER 30,1998                  DECEMBER 31,1997
                                                              --------------------------------   --------------------------------
                                                                         Supplemental (a)                   Supplemental (a)
                                                                         ---------------------              ---------------------
                                                                                         As                                 As
                                                                         Adjustment   Adjusted              Adjustment   Adjusted
                                                                         ----------   --------            ----------   --------
Income from continuing operations .........................   $119,743      $    -    $119,743   $125,941      $    -    $125,941
                                                              --------      ------    --------   --------      ------    --------

Add (Deduct):
Total income taxes ........................................     76,255           -      76,255     76,317           -      76,317
Interest on long-term debt ................................     73,677       3,171      76,848     78,120       3,760      81,880
Other interest charges ....................................     12,066           -      12,066     10,027           -      10,027
Preferred stock dividends of subsidiary trust..............      7,980           -       7,980      7,980           -       7,980
Interest on leases ........................................        222           -         222        268           -         268
                                                              --------      ------    --------   --------      ------    --------
                                                               170,200       3,171     173,371    172,712       3,760     176,472
                                                              --------      ------    --------   --------      ------    --------
  Earnings available for fixed charges ....................    289,943       3,171     293,114    298,653       3,760     302,413
                                                              --------      ------    --------   --------      ------    --------
Fixed Charges:
Interest on long-term debt ................................     73,677       3,171      76,848     78,120       3,760      81,880
Other interest charges ....................................     12,066           -      12,066     10,027           -      10,027
Preferred stock dividends of subsidiary trust..............      7,980           -       7,980      7,980           -       7,980
Interest on leases ........................................        222           -         222        268           -         268
                                                              --------      ------    --------   --------      ------    --------
  Total fixed charges......................................     93,945       3,171      97,116     96,395       3,760     100,155
                                                              --------      ------    --------   --------      ------    --------

Ratio of earnings to fixed charges ........................       3.09           -        3.02       3.10           -        3.02
                                                              ========      ======    ========   ========      ======    ========

Preferred stock dividends .................................   $  4,953      $    -    $  4,953   $  6,488      $    -    $  6,488
Ratio of net income before income taxes to net income .....     1.6368           -      1.6368     1.6060           -      1.6060
                                                              --------      ------    --------   --------      ------    --------
Preferred stock dividend requirements before income tax ...      8,107           -       8,107     10,420           -      10,420
                                                              --------      ------    --------   --------      ------    --------
Fixed charges plus preferred stock dividend requirements ..    102,052       3,171     105,223    106,815       3,760     110,575
                                                              --------      ------    --------   --------      ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ............       2.84           -        2.79       2.80           -        2.73
                                                              ========      ======    ========   ========      ======    ========



Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)
                                                                        TWELVE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1996              DECEMBER 31,1995
                                                              ------------------------------     --------------------------------
                                                                          Supplemental (a)                  Supplemental (a)
                                                                         --------------------               ---------------------
                                                                                       As                                   As
                                                                         Adjustment  Adjusted               Adjustment   Adjusted
                                                                         ----------  --------               ----------   --------
Income from continuing operations ........................... $165,132     $    -    $165,132    $132,489      $    -   $132,489
                                                              --------     ------    --------    --------      ------   --------

Add (Deduct):
Total income taxes ..........................................  112,927          -     112,927      84,098           -     84,098
Interest on long-term debt ..................................   79,434      3,615      83,049      80,133       4,595     84,728
Other interest charges ......................................   10,842          -      10,842       9,396           -      9,396
Preferred stock dividends of subsidiary trust................      288          -         288           -           -          -
Interest on leases ..........................................      375          -         375       1,088           -      1,088
                                                              --------     ------    --------    --------      ------    -------
                                                               203,866      3,615     207,481     174,715       4,595    179,310
                                                              --------     ------    --------    --------      ------    -------
  Earnings available for fixed charges ......................  368,998      3,615     372,613     307,204       4,595    311,799
                                                              --------     ------    --------    --------      ------    -------
Fixed Charges:
Interest on long-term debt ..................................   79,434      3,615      83,049      80,133       4,595     84,728
Other interest charges ......................................   10,842          -      10,842       9,396           -      9,396
Preferred stock dividends of subsidiary trust................      288          -         288           -           -          -
Interest on leases ..........................................      375          -         375       1,088           -      1,088
                                                              --------     ------    --------    --------      ------    -------
  Total fixed charges                                           90,939      3,615      94,554      90,617       4,595     95,212
                                                              --------      ------    -------    --------     ------    --------

Ratio of earnings to fixed charges ..........................     4.06          -        3.94        3.39           -       3.27
                                                              ========     ======    ========    ========      ======    =======

Preferred stock dividends ................................... $ 10,401     $    -    $ 10,401    $  8,059      $    -    $ 8,059
Ratio of net income before income taxes to net income .......   1.6839          -      1.6839      1.6348           -     1.6348
                                                              --------     ------    --------    --------      ------    -------
Preferred stock dividend requirements before income tax .....   17,514          -      17,514      13,175           -     13,175
                                                              --------     ------    --------    --------      ------    -------
Fixed charges plus preferred stock dividend requirements ....  108,453      3,615     112,068     103,792       4,595    108,387
                                                              --------     ------    --------    --------      ------    -------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............     3.40          -        3.32        2.96           -       2.88
                                                              ========     ======    ========    ========      ======    =======




Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station

                                                                    EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)
                                                                        TWELVE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                         DECEMBER 31,1994              DECEMBER 31,1993
                                                              ------------------------------     --------------------------------
                                                                          Supplemental (a)                  Supplemental (a)
                                                                         --------------------               ---------------------
                                                                                       As                                   As
                                                                         Adjustment  Adjusted               Adjustment   Adjusted
                                                                         ----------  --------               ----------   --------
Income from continuing operations ..........................  $121,145     $    -    $121,145    $133,888      $    -    $133,888
                                                              --------     ------    --------    --------      ------    --------

Add (Deduct):
Total income taxes .........................................    66,759          -      66,759      75,917           -      75,917
Interest on long-term debt .................................    73,922      5,428      79,350      80,642       5,678      86,320
Other interest charges .....................................     6,639          -       6,639       5,068           -       5,068
Preferred stock dividends of subsidiary trust...............         -          -           -           -           -           -
Interest on leases .........................................     1,211          -       1,211       1,876           -       1,876
                                                              --------     ------    --------    --------      ------     -------
                                                               148,531      5,428     153,959     163,503       5,678     169,181
                                                              --------     ------    --------    --------      ------     -------
  Earnings available for fixed charges .....................   269,676      5,428     275,104     297,391       5,678     303,069
                                                              --------     ------    --------    --------      ------     -------
Fixed Charges:
Interest on long-term debt .................................    73,922      5,428      79,350      80,642       5,678      86,320
Other interest charges .....................................     6,639          -       6,639       5,068           -       5,068
Preferred stock dividends of subsidiary trust...............         -          -           -           -           -           -
Interest on leases .........................................     1,211          -       1,211       1,876           -       1,876
                                                              --------     ------    --------    --------      ------     -------
  Total fixed charges                                           81,772      5,428      87,200      87,586       5,678      93,264
                                                              --------     ------    --------    --------      ------     -------

Ratio of earnings to fixed charges .........................      3.30          -        3.15        3.40           -        3.25
                                                              ========     ======    ========    ========      ======     =======

Preferred stock dividends ..................................  $ 10,551     $    -    $ 10,551    $  8,367      $    -     $ 8,367
Ratio of net income before income taxes to net income ......    1.5511          -      1.5511      1.5670           -      1.5670
                                                              --------     ------    --------    --------      ------     -------
Preferred stock dividend requirements before income tax ....    16,366          -      16,366      13,111           -      13,111
                                                              --------     ------    --------    --------      ------     -------
Fixed charges plus preferred stock dividend requirements ...    98,138      5,428     103,566     100,697       5,678     106,375
                                                              --------     ------    --------    --------      ------     -------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) .............      2.75          -        2.66        2.95           -        2.85
                                                              ========     ======    ========    ========      ======     =======




Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station